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                         PaineWebber High Income Fund


                 Supplement to Prospectus dated March 31, 2001


                                                                 August 22, 2001



Dear Investor,

     This supplement to the Prospectus for PaineWebber High Income Fund ("High Income Fund"), a series of Brinson Managed Investments Trust, is to notify you of (1) the closing of the High Income Fund to any new share purchases, and (2) the proposed merger of High Income Fund into High Yield Fund, another open-end mutual fund and a series of The Brinson Funds.

     1. The High Income Fund will close to new purchases, exchange purchases and automated investment plan purchases effective September 4, 2001.

     2. The High Income Fund's board of directors has approved the submission to its shareholders of an Agreement and Plan of Reorganization and Termination under which High Income Fund would transfer substantially all of its assets and liabilities to High Yield Fund. If High Income Fund's shareholders approve its proposed merger, you will receive like shares of High Yield Fund in exchange for your High Income Fund shares. High Income Fund will then cease operations.

         The merger is expected to be a tax-free transaction, which means that no gain or loss will be recognized by High Income Fund and High Income Fund's shareholders will not realize any gain or loss on their receipt of High Yield Fund shares in the merger. More information about the proposed merger will be provided to High Income Fund shareholders in proxy solicitation materials that are expected to be mailed at the end of September, 2001. If approved by High Income Fund's shareholders, the merger would be expected to occur in November, 2001.

         You may continue to sell and exchange your High Income Fund shares as described in the prospectus prior to the merger. When you sell or exchange your High Income Fund shares, however, you generally will be subject to federal income tax on any gain you realize.

                                                                    Item #ZS-112



               This supplement supercedes any prior supplements.